UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

BANCORP 34, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37912	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:     (575) 437-9334

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01     Other Events.

On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act (the “Act”).  The Act includes a number of changes in existing tax law impacting businesses including, among other things, a permanent reduction in the corporate income tax rate to 21%. The rate reduction took effect on January 1, 2018.

As a result of the lower corporate tax rate, Bancorp 34, Inc. (the “Company”) has recorded a revaluation adjustment of $1.2 million to reduce its deferred tax assets effective December 31, 2017, with a corresponding charge to income tax. The Company expects to remain well-capitalized for regulatory capital purposes. The revaluation and related charge remain subject to adjustment in future periods, and the final impact of the Act may differ due to, among other things, changes in interpretations and assumptions made by the Company, additional guidance that may be issued by the U.S. Department of the Treasury, and actions that the Company may take.

Forward Looking Statements

This current report on Form 8-K may contain forward-looking statements, which can be identified by the use of words such as “will,” “would,” “may,” “adjust,” “believes,” “expects,” “anticipates,” “evaluate,” “estimates” or similar expressions. Such forward-looking statements and all other statements that are not historic facts are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. These factors include, but are not limited to, general economic conditions, changes in the interest rate environment, legislative or regulatory changes that may adversely affect our business, changes in accounting policies and practices, changes in competition and demand for financial services, adverse changes in the securities markets, changes in deposit flows and changes in the quality or composition of our loan or investment portfolios. Additionally, other risks and uncertainties may be described in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q or its other reports as filed with the Securities and Exchange Commission, which are available through the SEC’s website at www.sec.gov. Should one or more of these risks materialize, actual results may vary from those anticipated, estimated or projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Company assumes no obligation to update any forward-looking statements.

Item 9.01.     Financial Statements and Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCORP 34, INC.

DATE: January 26, 2018	By: /s/ Jill Gutierrez
Jill Gutierrez
Chief Executive Officer